Long-Term Debt	12 Months Ended
May 25, 2014
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
LONG-TERM DEBT
The components of long-term debt are as follows:

(in millions)	May 25, 2014	May 26, 2013
7.125% debentures due February 2016	100.0	100.0
Variable-rate term loan (1.65% at May 25, 2014) due August 2017	300.0	300.0
6.200% senior notes due October 2017	500.0	500.0
3.790% senior notes due August 2019	80.0	80.0
4.500% senior notes due October 2021	400.0	400.0
3.350% senior notes due November 2022	450.0	450.0
4.520% senior notes due August 2024	220.0	220.0
6.000% senior notes due August 2035	150.0	150.0
6.800% senior notes due October 2037	300.0	300.0
Total long-term debt	$2,500.0	$2,500.0
Fair value hedge	1.6	1.9
Less issuance discount	(5.2)	(5.7)
Total long-term debt less issuance discount	$2,496.4	$2,496.2
Less current portion	(15.0)	—
Long-term debt, excluding current portion	$2,481.4	$2,496.2

We maintain a $750.0 million revolving Credit Agreement (Revolving Credit Agreement), with Bank of America, N.A. (BOA) as administrative agent, and the lenders and other agents party thereto. The Revolving Credit Agreement is a senior unsecured credit commitment to the Company and contains customary representations and affirmative and negative covenants (including limitations on liens and subsidiary debt and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default customary for credit facilities of this type. As of May 25, 2014, we were in compliance with the covenants under the Revolving Credit Agreement.
On October 24, 2013, we entered into an amendment (First Amendment) to the Revolving Credit Agreement, which extended the maturity date from October 3, 2016 to October 24, 2018, and gives us the option to request a further extension of the maturity date for up to two additional one-year periods. Additionally, interest rates on borrowings and fees under the Revolving Credit Agreement are determined by reference to a ratings-based pricing grid, which was amended by the First Amendment.
The Revolving Credit Agreement proceeds may be used for commercial paper back-up, working capital and capital expenditures, the refinancing of certain indebtedness, certain acquisitions and general corporate purposes. Loans under the Revolving Credit Agreement bear interest at a rate of LIBOR plus a margin determined by reference to a ratings-based pricing grid (Applicable Margin), or the base rate (which is defined as the highest of the BOA prime rate, the Federal Funds rate plus 0.500 percent, and the Eurocurrency Rate plus 1.00 percent) plus the Applicable Margin. Assuming a “BBB-” equivalent credit rating level, the Applicable Margin under the Revolving Credit Agreement will be 1.300 percent for LIBOR loans and 0.300 percent for base rate loans.
As of May 25, 2014, we had no outstanding balances under the Revolving Credit Agreement. As of May 25, 2014, $207.6 million of commercial paper was outstanding, which was backed by this facility. After consideration of commercial paper backed by the Revolving Credit Agreement, as of May 25, 2014, we had $542.4 million of credit available under the Revolving Credit Agreement.
The interest rates on our $500.0 million 6.200 percent senior notes due October 2017 and $300.0 million 6.800 percent senior notes due October 2037 are subject to adjustment from time to time if the debt rating assigned to such series of notes is downgraded below a certain rating level (or subsequently upgraded). The maximum adjustment is 2.000 percent above the initial interest rate and the interest rate cannot be reduced below the initial interest rate. As of May 25, 2014, no adjustments to these interest rates had been made.
The aggregate contractual maturities of long-term debt for each of the five fiscal years subsequent to May 25, 2014, and thereafter are as follows:

(in millions)
Fiscal Year	Amount
2015	$15.0
2016	115.0
2017	15.0
2018	755.0
2019	—
Thereafter	1,600.0
Long-term debt	$2,500.0

We expect to use approximately $1.00 billion of the cash proceeds from the anticipated sale of Red Lobster to retire outstanding long-term debt. On June 30, 2014, we commenced cash tender offers for up to $600.0 million (which subsequently increased to $610.0 million) aggregate principal amount of our outstanding 4.500 percent senior notes due 2021, 3.350 percent senior notes due 2022, 6.000 percent senior notes due 2035 and 6.200 percent senior notes due 2017. Additionally, we have agreed to repurchase $80.0 million and $210.0 million aggregate principal amount of our 3.790 percent senior notes due 2019 and our 4.520 percent senior notes due 2024, respectively. We also intend to call for redemption approximately $100.0 million aggregate principal amount of our outstanding 7.125 percent debentures due 2016. Our ability to retire the long-term debt is dependent upon the acceptance of our tender offer, in addition to the closing of the Red Lobster sale.